TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Real Estate Securities VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about May 1, 2023 (the “Effective Date”), Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) will be renamed Transamerica BlackRock Real Estate Securities VP. On the Effective Date, the Portfolio’s principal investment strategies will also change.

On the Effective Date, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning the Portfolio:

PRINCIPAL INVESTMENT STRATEGIES:

The first paragraph in the “Principal Investment Strategies” section of the Portfolio’s Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

Under normal conditions, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, and the portfolio’s sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited (collectively, the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management, or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. The portfolio may invest in securities of non-U.S. issuers, including issuers located in emerging market or developing countries. The portfolio primarily buys common stock, but also can invest in preferred stock and convertible securities. The portfolio may also invest in securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), non-U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers.

The first paragraph in the “More on Each Portfolio’s Strategies and Investments” section of the Portfolio’s Prospectus will be deleted in its entirety and replaced with the following:

Transamerica BlackRock Real Estate Securities VP: Under normal conditions, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, and the portfolio’s sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited (collectively, the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management, or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. The portfolio may invest in securities of non-U.S. issuers, including issuers located in emerging market or developing countries. The sub-adviser considers the following to be non-U.S. issuers: (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the sub-adviser considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The portfolio primarily buys common stock, but also can invest in preferred stock and convertible securities. The portfolio may also invest in securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), non-U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers.

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Investors Should Retain this Supplement for Future Reference

December 16, 2022